Trade and Other Receivables - Summary of Trade and Other Receivables (Detail) - USD ($) $ in Thousands	Mar. 31, 2023	Mar. 31, 2022
Disclosure Of Trade And Other Receivables [Abstract]
Trade and other receivables, net of provision	$ 61,699	$ 29,464
Security deposits, net of provision	8,260	6,516
Interest accrued	4,855	3,408
Due from employees	212	235
Total	75,026	39,623
Non-current	6,179	3,713
Current	$ 68,847	$ 35,910